SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549


                                    ------


                                  FORM 8-K/A


                                CURRENT REPORT



                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934



Date of Report (Date of earliest event reported): February 26, 1998


                               NL INDUSTRIES, INC.
               (Exact name of registrant as specified in charter)



New Jersey                   1-640                    13-5267260
(State or other       (Commission File No.)     (Employer ID No.)
jurisdiction of
incorporation)



16825 Northchase Dr., Suite 1200, Houston, Texas             77060
(Address of principal executive offices)                (Zip Code)



Registrant's telephone number, including area code   (281) 423-3300


                                 Not Applicable
         (Former name or former address, if changed since last report)




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The second sentence of paragraph 2 of Item 5 of the Registrant's  current report on Form 8-K filed March 10, 1998 is hereby corrected to delete the word million after the number 825,000.







                                * * * * * * * *









                           SIGNATURE




      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                     NL INDUSTRIES, INC.
                                     (Registrant)


                                      /s/ David B. Garten
                                      David B. Garten
                                      Vice President










Dated: March 12, 1998


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